BofI Holding, Inc. Investor Presentation Greg Garrabrants President and Chief Executive Officer NASDAQ: BOFI April 8, 2013

1 Safe Harbor This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (the “Reform Act”). The words “believe,” “expect,” “anticipate,” “estimate,” “project,” or the negation thereof or similar expressions constitute forward-looking statements within the meaning of the Reform Act. These statements may include, but are not limited to, projections of revenues, income or loss, estimates of capital expenditures, plans for future operations, products or services, and financing needs or plans, as well as assumptions relating to these matters. Such statements involve risks, uncertainties and other factors that may cause actual results, performance or achievements of the Company and its subsidiaries to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. For a discussion of these factors, we refer you to the Company's reports filed with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended June 30, 2012. In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by the Company or by any other person or entity that the objectives and plans of the Company will be achieved. For all forward- looking statements, the Company claims the protection of the safe-harbor for forward-looking statements contained in the Reform Act

2 Q2 Fiscal 2013 Financial Highlights Q2 2013 vs. Q2 2012 $650.5 $415.0 $628.8 $200.0 78 bps $9.8 $0.71 29.3% 26.7% 41.2% 151.2% 14 bps 46.7% 26.8% Asset growth Deposit growth Loan portfolio growth Loan portfolio origination growth Non-performing assets to total assets Q2 Net Income Diluted EPS Amount ($M or %) Increase (%) Return on Equity: 17.3% Return on Assets: 1.45%

3 BofI is Consistently Ranked among the Best of the Biggest Thrifts by SNL Financial … BofI Holding, Inc. (BOFI) 2 CA 127.12 1,736 1.29 15.44 15.16 39.43 1.51 0.45 BofI Holding, Inc. (BOFI) 3 5 CA 89.40 1,401.1 1.16 15.87 13.14 32.23 1.21 0.80 2010 The Best of the Biggest Thrifts 2009 The Best of the Biggest Thrifts #2 #3 Source: SNL Financial BofI Holding, Inc. (BOFI) 2 CA 134.61 2,224 1.24 16.09 14.33 42.04 1.20 0.39 2011 The Best of the Biggest Thrifts #2

4 … and is also a Top Performer among the Broader Universe of All Public Banks and Thrifts 2012 rank 2011 rank Total assets ($000) 2011 ROAE (%) 2011 ROAA (%) Non-interest income/total revenue (%) Capital ratio (%) Efficiency ratio (%) Non- performing loans/total loans (%) 1 1 Bank of the Ozarks, Little Rock, AR 3,839,987 26.80 2.70 17.65 18.93 55.91 0.50 2 125 Southern BancShares, Mt Olive, NC 2,068,677 24.57 2.27 60.67 21.30 42.21 10.98 3 7 Republic Bancorp, Louisville, KY 3,419,991 21.42 2.76 40.34 24.74 43.42 3.67 4 6 Southside Bancshares, Tyler, TX 3,308,400 16.84 1.29 28.24 22.36 54.41 1.14 5 236 Pacific Mercantile Bancorp, Costa Mesa, CA 1,024,552 16.51 1.15 19.30 13.40 89.97 2.14 6 221 CoBiz Financial, Denver, CO 2,423,504 16.23 1.39 27.06 16.30 75.78 2.93 7 5 WestAmerica Bancorp., San Rafael, CA 5,042,161 16.14 1.78 23.14 15.83 49.16 2.19 8 4 BofI Holding, San Diego 2,223,797 16.00 1.33 14.72 13.77 42.03 1.28 9 16 Hingham Institution for Savings, Hingham, MA 1,127,276 15.52 1.13 4.53 13.55 42.88 0.85 10 26 Citizens & Northern Corp., Wellsboro, PA 1,323,735 15.30 1.78 23.31 21.17 51.22 1.35 Source: ABA Banking Journal, May 2012 Note: Public banks and thrifts with total assets of $1-10 billion dollars

5 BofI is a Top Quartile Performer Versus Bank Peer Group BofI Federal Bank Peer Group Percentile ROAA 1.55% 0.98% 83% Return on equity 17.83% 7.26% 90% G&A 1.60% 2.97% 16% Efficiency ratio 34.27% 65.26% 5% Note: Peer group is all savings banks with assets greater than $1 billion for quarter ended December 31, 2012 Source: Uniform Bank Performance Report (UBPR) as of December 31, 2012 The 90% on ROE means that the Bank outperformed 90% of all Banks. The 16% G&A ranking means that only 16% of Banks spend less on G&A than BofI. Peer group includes savings banks greater than $1 billion dollars.

6 Our Business Model is More Profitable Because Our Costs are Lower… Salaries and benefits Premises and equipment BofI1 (%) 0.86 0.13 Other non-interest expense 0.70 Total non-interest expense 1.69 Core business margin 2.09 1.50 0.37 1.31 3.18 0.40 Banks $1-$10bn2 (%) Net interest income 3.78 3.58 As % of average assets 1. BofI Federal Bank only for the three months ended 12/31/12 - the most recent data on FDIC website “Statistics on Depository Institutions Report" Excludes BofI Holding Inc. to compare to FDIC data 2. Commercial banks by asset size. FDIC reported for three months ended 12/31/12. Total of 446 institutions $1-$10 billion

7 Efficiency Ratio (BofI Federal Bank, for the fiscal quarter ended) 32.74 34.85 36.32 64.79 0 20 40 60 80 (%) Banks1 Q2 ‘13 Q1 ‘13 Q4 ’12 One of the lowest rates in the industry 1. Reported by FDIC – 446 commercial banks with $1-$10 billion in assets for the quarter ended 12/31/12 Source: FDIC Statistics on Depository Institutions (SDI) at 12/31/12. All data excludes bank holding companies … Resulting in an Efficiency Ratio That is Consistently One of the Industry’s Lowest

8 Corporate Profile and Vision • $2.9 billion asset savings and loan holding company1 • 12-year operating history, publicly traded on NASDAQ (BOFI) since 2005 • Headquartered in single branch location in San Diego, CA • 40,000 deposit and loan customers1 • 280 employees ($10 million in assets per employee)1 • Market Capitalization of $460 million2 1. As of 12/31/12 2. As of 04/04/13 closing price of $35.79 per share We aspire to be the most innovative branchless bank in the United States providing products and services superior to our branch based competitors Vision Key Facts

9 Diversified Branchless Deposit Businesses Key Elements Deposit Consumer direct internet brands Affinity BIN sponsorship • Demographically targeted brands • Differentiated products with turn-down product options Business banking • Exclusive relationships with significant brands, groups, or employees • Exclusive relationships with financial planners through BofI Advisor • Business banking with full suite of cash management services • Prepaid program managers with focus on large national programs Specialty deposits • 1031 exchange firms • Title and escrow companies • HOA and property management • IOLTA accounts

10 Affinity and Distribution Partners Focus Current Partner Direct Marketing Retail Event-Based Issuance

The Tipping Point for Consumer and Business Banking Customers

- Consumers are disenchanted with traditional banks
- Cost structure of business and consumer accounts are significant concerns
- Technology has removed final barriers to branchless banking (remote deposit capture, reload networks, enhanced ATMs for depositing of cash)
- Ubiquity of mobile and smart phones
- Consumers can feel connection and relationship via electronic media (phone, video, chat, social)

Internet Banking/ New Preferred Method



%
80
60
40
20
0
25
26
15
67
64
58
2008
2011
Ages 18-34
Ages 35-54
Ages 55+

Source: AlixPartners study, Nicklaus internal reports, SNL Financial, American Bankers Association and Wall Street Research

11

Branch Transaction Activity Migrating to Mobile/Online Channels U.S. Banking Transactions by Channel (Billions)1 U.S. Branch Transaction Activity2 (average annual change – 2008-11) Deposit Withdrawal Check cashing Total -7% to -9% -3% to -6% -17% to -19% -4% to -5% 100 75 50 25 0 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003 Branch Call center ATM Online Mobile Forecast Actual 1. Source: Tower Group; McKinsey & Co., Novantas. 2. Represents the average annual change measured in 2008-2011 15% of transactions at branches ~85% of transactions non-branch 12

Bank Deposit Revenue Sources have been Significantly Reduced and Cost per Branch Transaction is 40 Times that of a Call Center Service Charges/Total Deposits (%) Source: FCIC; Baird estimates; PNC population Cost Per Transaction % 0.40 2002 2012 0.2 0.65 0.0 0.8 0.4 0.6 0.56 Call center Online/ mobile $ 0.10 0 ATM 0.59 Branch 3.97 1 4 3 2 13

Branch Banks Cannot Cost Effectively Serve Most Customers Chase 23 23 23 19 12 United States 32 20 21 19 8 Segment 1 (<$5K D&I) Segment 2 ($5K-$25K D&I) Segment 3 ($25-$100K D&I) Segment 4 ($100-$500K D&I) Segment 5 ($500K+ D&I) >30% of Chase households have >$100K in D&I and make up ~55% of revenue Of the remaining 70%, Chase has publically stated that 70% are not profitable Source: MacroMonitor 2010 Survey of the U.S. households, U.S. Census Bureau; Chase data post implementation of Durbin Amendment 14

15 Branch Traffic has Declined Approximately 4.0% per Year for an Aggregated Decline of 90% Over the Last 16 Years Source: FMSI 2011 Teller Line Study; ICBA Independent Banker Magazine, March 2011 "Branch foot-traffic is plummeting and branches are largely idle, except for the activities of the employees" "Check writing declines 6-10% per year" – Bob Meara, Analyst, Celent 2010 Thousands 1995 2000 2005 13.0 0 11.4 10.1 15 10 5 6.8 2011 8.1 ~4.0% CAGR Average Branch Monthly Volume – Teller Transactions

16 MarketWire Bank of Internet Eliminates Overdraft Fees for Rewards Checking Account NetBanker Bank of Internet Launches No- Overdraft Fee Checking Account BofI Deposit Products in the News

BofI's Vision for Multi-Channel Customer Service and Transaction • Aggressive outbound − Segmented call lists based upon behavioral segmentation (e.g., usage) • Utilization of third party and internal data • Coordinated multichannel marketing • Utilize third party infrastructure (e.g., ATMs to deposit cash and reload networks) • Incorporate personalized elements (video, chat) into direct banker interactions Direct Banker Voice Video Chat Email ATM 17

18 Enhanced Value Proposition for Consumer Deposit Customers Product Customer Service Platform Features • Free checking with unlimited ATM reimbursement • Rate rewards features • Merchant/purchase rewards • Enhanced call center representatives training • Call center representative extended hours • Outbound calling for setup and welcome • Remote check deposit capture • Personal financial management/account aggregation • POP money (money transfer to mobile phones to emails) • Enhanced mobile banking platform • Mobile remote deposit capture • New iPhone and Android application

19 Key Areas of Growth Growth: 12/11-12/12 Checking balance 132.97% MMS balance 105.27% Savings balance -13.53% CD balance -27.31% Transaction account balance 113.83% Gen Y (1978-1994) 1 34.4% of accounts, 34.3% of account bal Gen X (1965-1977) 1 15.6% of accounts, 9.7% of account bal Key Growth 1 These changes are based on the period February 2012 compared to December 2012

20 Primary Business – Lending Lending Single family Multifamily C&I Lending Gain-on-sale Mortgage Banking Wholesale Jumbo Retail Wholesale Lender Finance Healthcare Finance • Internet and affinity lead sources • Self-service operation • Low-fixed costs • High-end portfolio lender – “Common Sense" underwriting – Quarter to date average LTV of 54% • 15 high quality originators with average experience of 15+ years • Highly ranked website- apartmentbank.com • 11-year history as portfolio bank • High credit quality • Quarter to date average LTV of 60% and DSCR of 1.54% • Real estate and tax lien secured • Consumer receivable secured • Lower and middle market asset-based lending (healthcare receivables) Warehouse Lending • Product provides vertical integration and strengthens mortgage banking relationships Factoring • Insurance company secured receivables • Healthcare receivables • Other high credit quality receivables Bank Loans • Syndicated cash-flow loans

21 Our Rapid Asset Growth has been Driven by Strong and Profitable Organic Loan Production Loan Portfolio – End of Last Five Quarters Multifamily Single family 52% 54% 54% 55% 55% 52% 54% 54% 54% 54% Average Loan to Value 1,526,523 1,595,704 1,720,563 1,912,999 2,155,306 0 500,000 1,000,000 1,500,000 2,000,000 2,500,000 Q2 2012 Q3 2012 Q4 2012 Q1 2013 Q2 2013

22 Loan Origination Group Production Year Over Year 1. Applications in as of 3/31/13 2. Includes C&I - Single Family Lender Finance of $48.0 and $22.2 million for Q2 2013 and 2012, respectively ($ Millions) Q2-2013 Production Q2-2012 Production Pipeline1 Single Family – Gain on Sale $232.3 $132.8 $85.1 Single Family – Jumbo Portfolio 126.90 121.5 297.9 Single Family – Warehouse 80.4 0.0 177.0 Multifamily – Portfolio 92.7 78.4 50.0 C&I2 59.8 22.2 87.2 Total $592.1 $354.9 $697.2

23 .92 2.81 0 1 2 3 4 (%) BofI1 Banks $1-10 bn Non-current (30 days+) loans to total loans1 Assets in non-accrual to total assets1 0.73 1.30 0 1 2 3 4 (%) BofI1 Bank $1-10 bn 1. As reported in FDIC SDI report at 12/31/12. Total of 446 institutions included in the $1-$10 billion group. Best-in-Class Asset Quality

24 Loan Portfolio1 100% = $2,186 Million SF - Residential 51% C&I 1% C&I - SF Lender Finance 5% CRE 1% Multifamily 35% Home Equity 1% Factoring 5% Consumer and Other 1% 1. Gross loans before premiums, discounts and allowances Loan Diversity – December 31, 2012

25 Full service branchless banking platform with structural cost advantages vs. traditional banks Superior growth and ROE relative to large and small competitors Solid track record of allocating capital to businesses with best risk-adjusted returns New business initiatives will generate incremental growth in customers, loans and profits Robust risk management systems and culture has resulted in lower credit, counterparty and regulatory risks Investment Summary

26 COMPANY Greg Garrabrants, President and CEO BofI Holding, Inc. investors@bofi.com www.bofiholding.com Investor Relations Mark A. McPartland, Senior Vice President MZ Group Phone: +1-646-593-7140 Mobile: +1-910-297-6442 markmcp@mzgroup.us www.mzgroup.com Contact Information